Carrying values of vessels, vessels under construction and goodwill	12 Months Ended
Dec. 31, 2020
Disclosure of impairment of assets [Abstract]
Carrying values of vessels, vessels under construction and goodwill	Carrying values of vessels, vessels under construction, right of use assets for vessels and goodwill
At each balance sheet date, we review the carrying amounts of our goodwill, vessels and related drydock costs and right of use assets for vessels to determine if there is any indication that these amounts have suffered an impairment loss. If such indication exists, the recoverable amount of the vessels, right of use assets and related drydock costs is estimated in order to determine the extent of the impairment loss (if any). Recoverable amount is the higher of fair value less costs to sell and value in use. As part of this evaluation, we consider certain indicators of potential impairment, such as market conditions including forecast time charter rates and values for second-hand product tankers, discounted projected vessel operating cash flows, and the Company’s overall business plans.
Goodwill arising from our September 2017 acquisition of Navig8 Product Tankers Inc. has been allocated to the cash generating units within each of the respective operating segments that are expected to benefit from the synergies of this transaction (LR2s and LR1s). The carrying values of goodwill allocated to these segments were $8.9 million for the LR2 segment and $2.6 million for the LR1 segment. Goodwill is not amortized and is tested annually (or more frequently, if impairment indicators arise) by comparing the aggregate carrying amount of the cash generating units in each respective operating segment, plus the allocated goodwill, to their recoverable amounts. Recoverable amount is the higher of the fair value less cost to sell (determined by taking into consideration vessel valuations from leading and internationally recognized ship brokers for each vessel within each segment) and value in use. In assessing value in use, the estimated future cash flows of the operating segment are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the operating segment for which the estimates of future cash flows have not been adjusted. This test was performed in connection with the assessment of the carrying amount of our vessels and related drydock costs and, as further described below, resulted in an impairment charge to the goodwill that was previously allocated to the LR1 segment at December 31, 2020 of $2.6 million
At December 31, 2020, we reviewed the carrying amount of our vessels and right of use assets for vessels to determine whether there was an indication that these assets had suffered an impairment. First, we assessed the fair value less the cost to sell of our vessels taking into consideration vessel valuations from leading, independent and internationally recognized ship brokers. We then compared the fair value less selling costs to each vessel’s carrying value and, if the carrying value exceeded the vessel’s fair value less selling costs, an indicator of impairment exists. We also considered sustained weakness in the product tanker market or other macroeconomic indications (such as the COVID-19 pandemic) to be an impairment indicator. Based upon these factors, we determined that impairment indicators did exist at December 31, 2020.
Once this determination was made, we prepared a value in use calculation where we estimated each vessel’s future cash flows. These estimates were primarily based on (i) our best estimate of forecasted vessel revenue through a combination of the latest forecast, published time charter rates for the next three years and a 2.34% growth rate (which is based on published historical and forecast inflation rates) in freight rates in each period through the vessel's 15th year of useful life and reduced to match the growth in expenses thereafter, (ii) our best estimate of vessel operating expenses and drydock costs, which are based on our most recent forecasts for the next three years and a 2.34% (2.39% in 2019) growth rate in each period thereafter, and (iii) the evaluation of other inputs such as the vessel's remaining useful life, residual value and utilization rate. These cash flows were then discounted to their present value using a pre-tax discount rate of 7.24% (7.41% in 2019). The results of these tests were as follows:
At December 31, 2020, our operating fleet consisted of 135 owned, finance leased or right of use vessels ("ROU vessels").
•Seven of our owned, lease financed or ROU vessels in our fleet had fair values less selling costs greater than their carrying amount.
•121 of our owned, lease financed or ROU vessels in our fleet had fair values less selling costs lower than their carrying amount.
•We did not obtain valuations from independent ship brokers for seven of our ROU vessels as they are not required under the respective leases.
•We prepared a value in use calculation for all 135 vessels in our fleet which resulted in an aggregate impairment charge of $14.2 million on 13 MRs. The recoverable amounts per vessel were approximately $27.0 million for one MR, $29.0 million for four MRs, $34.0 million for three MRs and $35.0 million for five MRs.
The factors leading to this impairment charge and the sensitivities thereto, are described further below.
At December 31, 2019, we owned or finance leased 134 vessels in our fleet:
•68 of our owned, finance leased or ROU vessels in our fleet had fair values less selling costs greater than their carrying amount. As such, there were no indicators of impairment for these vessels.
•56 of our owned, finance leased or ROU vessels in our fleet had fair values less selling costs lower than their carrying amount.
•We did not obtain valuations from independent brokers for 10 of our ROU vessels as they were not required under the respective leases.
•We prepared a value in use calculation for all 134 vessels in our fleet, which resulted in no impairment being recognized.
Factors leading to the 2020 impairment charges of vessels and goodwill
The factors leading to the impairment charges recorded during the year ended December 31, 2020 were shaped by the COVID-19 pandemic. Initially, the onset of the COVID-19 pandemic in March 2020 resulted in a sharp reduction of economic activity and a corresponding reduction in the global demand for oil and refined petroleum products. This period of time was marked by extreme volatility in the oil markets and the development of a steep contango in the prices of oil and refined petroleum products. Consequently, an abundance of arbitrage and floating storage opportunities were created, which resulted in record increases in spot TCE rates during the second quarter of 2020. These market dynamics led to a build-up of global oil and refined petroleum product inventories. In June 2020, the underlying oil markets stabilized, and global economies began to recover, albeit at a slow pace. These conditions led to the gradual unwinding of excess inventories and thus a reduction in spot TCE rates. Spot TCE rates have remained subdued ever since, as the continuation of the unwinding of inventories, coupled with tepid demand for oil, have had an adverse impact on the demand for our vessels.
The continued downward pressure on spot TCE rates led to corresponding reductions in published time charter rates, which are the basis for our impairment calculations (as there are no comparable published longer term forecasts for spot TCE rates). One-year published time charter rates were impacted more meaningfully than three-year published time charter rates which implies that the market is pricing in short-term headwinds as the COVID-19 pandemic stretches into 2021, followed by a longer-term recovery once the COVID-19 pandemic subsides. The recovery that is implied in the longer-term published time charter rates is of material benefit to our calculations given that our vessels have an average age of just 5.2 years and an estimated useful life of 25 years. The thesis of a longer-term recovery is supported by factors such as (i) the ongoing distribution of vaccines for the COVID-19 virus and subsequent forecasts for an economic recovery, (ii) shifts in oil refinery capacity favorable to product shipping, and (iii) historically low newbuilding levels of product tankers combined with an aging overall product tanker fleet.
In spite of these forecasts, the short-term headwinds that were observed in the one-year time charter rates caused the recoverable amount of 13 of the MRs in our fleet, as determined by the value in use calculations, to be lower than their carrying values by $14.2 million in aggregate. This dynamic also impacted the value in use calculations for the goodwill that was previously allocated to the LR1 reportable segment which resulted in a goodwill impairment charge of $2.6 million. The aggregate value in use calculations in our LR2 reportable segment were sufficient to support the carrying value of its allocated goodwill of $8.9 million, given the positive outlook for this vessel class.
Sensitivities and benchmarking
The impairment test that we conduct is most sensitive to variances in the discount rate and future time charter rates. Based on the sensitivity analysis performed for December 31, 2020:
•A 1.0% increase in the discount rate would result in 57 vessels being impaired for an aggregate $103.1 million loss, comprised of: 46 MRs for $90.9 million; and 11 LR1s for $12.2 million.
•A 5% decrease in forecasted time charter rates, which is between $900 per day and $1,500 per day depending on the vessel class, would result in 71 vessels being impaired for an aggregate $161.0 million loss, comprised of: 59 MRs for $140.2 million; and 11 LR1s vessels for $20.7 million.
Based on the sensitivity analysis performed for December 31, 2019:
•A 1.0% increase in the discount rate would result in 30 vessels being impaired for an aggregate $44.1 million loss, comprised of: (i) 13 Handymax for $5.2 million; (ii) 11 MRs for $17.8 million; and (iii) six LR2s for $21.1 million.
•A 5% decrease in forecasted time charter rates would result in 34 vessels being impaired for an aggregate $76.1 million, loss comprised of: (i) 13 Handymax for $19.0 million; (ii) 15 MRs for $31.7 million; and (iii) six LR2s for $25.4 million.
We also compared the results of our value in use calculations to various other scenarios, which can be summarized as follows:
•If we assumed that the spot market rates that we earned in the final six months of 2020 persisted for the entirety of 2021 (i.e. a ‘protracted pandemic’ scenario), with a reversion to the published time charter rates in 2022, the value in use calculations would result in 40 vessels being impaired for an aggregate $59.1 million loss, comprised of: 37 MRs for $57.9 million; and three LR1s for $1.2 million.
•If we used 10-year historical average TCE rates for our value in use calculations, the calculation would result in 46 vessels being impaired for an aggregate $83.3 million loss, comprised of: 41 MRs for $80.1 million; and four LR1s for $3.0 million.
•If we used 15-year historical average TCE rates for our value in use calculations, no impairment loss would be recorded in any of our vessel classes.
•If we used 20-year historical average TCE rates for our value in use calculations, no impairment loss would be recorded in any of our vessel classes.
While the results of this scenario building exercise support our conclusions, it remains our belief that our base case value in use calculations, through the use of independently published time charter rates, form an objective approximation of forward looking cash flows based on the most recent available data in the market (which incorporates market views on the trajectory of the COVID-19 pandemic, among other factors). Historical averages do not incorporate such perspectives and are also based on time periods when vessel operating expenses were lower (as opposed to our calculations, where we project gradual increases in vessel operating expenses).
Capitalized interest
In accordance with IAS 23 “Borrowing Costs,” applicable interest costs are capitalized during the period that ballast water treatment systems and scrubbers for our vessels are constructed and installed. For the years ended December 31, 2020 and 2019, we capitalized interest expense for the respective vessels of $1.4 million and $2.8 million, respectively. The capitalization rate used to determine the amount of borrowing costs eligible for capitalization was 3.6% and 6.3% for each of the years ended December 31, 2020 and 2019, respectively. We cease capitalizing interest when the vessels reach the location and condition necessary to operate in the manner intended by management.
There were no vessels under construction during the years ended December 31, 2020 and December 31, 2019.